                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                            VITA FOOD PRODUCTS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            VITA FOOD PRODUCTS, INC.
                              2222 WEST LAKE STREET
                             CHICAGO, ILLINOIS 60612

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Vita Food Products, Inc.

     The Annual Meeting (the "MEETING") of Stockholders of Vita Food Products, Inc., a Nevada corporation (the "COMPANY"), will be held on May 16, 2001 at 9:00 a.m., local time, at Bank One, Bank One Plaza, 57th Floor, Chicago, Illinois 60670 for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect eight (8) directors to serve until the next annual meeting of stockholders or until later successors are elected and qualified.

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Stockholders of record of the Company's Common Stock at the close of business on March 26, 2001, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof, also as more fully described in the Proxy Statement.

     All stockholders are cordially invited to attend the Meeting. Those who cannot are urged to sign, date and otherwise complete the enclosed proxy and return it in the envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

                              For the Board of Directors,



                              Stephen D. Rubin
                              Chairman of the Board

Chicago, Illinois
April 3, 2001

                            VITA FOOD PRODUCTS, INC.
                              2222 WEST LAKE STREET
                             CHICAGO, ILLINOIS 60612

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 16, 2001

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Vita Food Products, Inc., a Nevada corporation (the "COMPANY"), to be held on May 16, 2001, and any adjournments thereof (the "MEETING"), for the purposes stated in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about April 12, 2001.

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, such proxy is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. Solicitation will be made by mail, and may also be made by telephone or facsimile by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy solicitation material to beneficial owners of the Company's Common Stock.

AUTHORITY CONFERRED BY PROXIES

     The shares represented by proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted FOR the election of all nominee directors specified herein. As to the other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy will take such action as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors and are officers of the Company.

REVOCABILITY OF PROXIES

     Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by: (i) a later dated proxy, duly executed and delivered or presented at the Meeting; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or
(iii) attendance at the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

VOTING SECURITIES AND RECORD DATE

     The Company's voting securities consist of one class of Common Stock, par value $0.01 per share (the "COMMON STOCK"), and one class of Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"). The Company had 3,724,546 outstanding shares of Common Stock and no shares of Preferred Stock outstanding as of the close of business on March 26, 2001 (the "RECORD DATE"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the shares of Common Stock outstanding on the Record Date, either in person or by proxy, will constitute a quorum.

     Directors are elected by a plurality vote of shares present at the meeting. Other action is by an affirmative vote of the majority of the shares present in person or by proxy at the Meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention and a broker non-vote will have the same effect as a vote "against" the proposal except for director elections, with respect to which abstentions and broker non-votes will have no effect.

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain information, as of February 28, 2001, with respect to each executive officer or director of the Company.

NAME                          AGE                TITLE
----                          ---                -----
Stephen D. Rubin............  61   President and Chairman of the Board
Clark L. Feldman............  66   Executive Vice President, Secretary, and
                                   Director
Clifford K. Bolen...........  43   Vice President and Chief Financial Officer
Michael Horn................  64   Director
Neal Jansen.................  63   Director
Steven A. Rothstein.........  49   Director
Jeffrey C. Rubenstein.......  59   Director
John C. Seramur.............  58   Director
Joel D. Spungin.............  63   Director


     The following biographical information is provided, as of February 28, 2001, with respect to each person named in the management table, other than the director nominees for election.

     CLIFFORD K. BOLEN, age 43, became Vice President, Chief Financial Officer, and Treasurer of the Company in November 2000, and is responsible for all financial matters for the Company. Over the last six years, Mr. Bolen was Vice President of Operations for The Northwestern Corp, a leading manufacturer of vending machines, and Vice President of Gummed Papers of America L.P., a wholesale distributor of label paper products. Previously, Mr. Bolen has had six years of executive management as CFO and Controller for manufacturing, food processing, real estate syndication and management, and wholesale distribution firms. In addition, Mr. Bolen has eight years of public accounting experience and received his CPA certification in 1987. Mr. Bolen received a B.S. in Management from the Illinois Institute of Technology in 1982 and a M.B.A. from The University of Chicago in 1998.


SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth information as of February 28, 2001, with respect to the beneficial ownership of the Company's outstanding shares of Common Stock by each stockholder known by the

Company to be the beneficial owner of more than 5% of its Common Stock, each director, and each Named Executive Officer (as defined under "Compensation of Executive Officers") and all the directors and executive officers of the Company as a group.

                                                       SHARES BENEFICIALLY OWNED
                                                       -------------------------
NAME OF BENEFICIAL OWNER(1)                              NUMBER(2)    PERCENT

Stephen D. Rubin....................................    1,224,742       32.9%
Clark L. Feldman....................................      644,103       17.3
Sam Gorenstein(3) ..................................      508,707       13.7
J.B.F. Enterprises(4)...............................      484,783       13.0
James Rubin(5) .....................................      282,870        7.6
Steven A. Rothstein(6)..............................      239,277        6.0
Jeffrey C. Rubenstein(7)............................      112,739        3.0
John C. Seramur(8)..................................       54,500        1.5
Neal Jansen(9) .....................................       32,500        *
Michael Horn(10) ...................................       18,500        *
Joel D. Spungin (11) ...............................       10,000        *
All directors and executive officers as a group
   (8 persons)(12) .................................    2,336,361       57.9%

*    Less than 1% of the outstanding shares of Common Stock

(1) The address of each of the executive officers and directors, unless noted otherwise in the footnotes, is c/o Vita Food Products, Inc., 2222 West Lake Street, Chicago, Illinois 60612.

(2) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control, or power of disposition.

(3) Includes 484,783 shares of Common Stock held by J.B.F. Enterprises, an Illinois general partnership ("J.B.F."), which are also listed as being beneficially owned by J.B.F. Mr. Sam Gorenstein and his brother, David Gorenstein, are general partners of J.B.F. The address of Mr. Sam Gorenstein is 6770 North Lincoln Avenue, Suite 200, Lincolnwood, Illinois 60046.

(4) Mr. Sam Gorenstein and Mr. David Gorenstein, the brother of Mr. Sam Gorenstein, are partners of J.B.F. The address of J.B.F. is 900 Skokie Blvd, Suite 108, Northbrook, IL 60062. These shares are also included in the number of shares beneficially owned by Mr. Sam Gorenstein.

(5) James Rubin is the brother of Stephen D. Rubin. The address of James Rubin is 719 Sycamore Lane, Glencoe, Illinois 60022.

(6) Mr. Rothstein's address is 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611. Includes shares of Common Stock issuable upon exercise of options to purchase 16,500 shares of Common Stock and warrants to purchase 222,777 shares of Common Stock which are exercisable within 60 days.

(7) Mr. Rubenstein's address is 200 North LaSalle Street, Suite 2100, Chicago, Illinois 60601. Includes shares of Common Stock issuable upon exercise of options to purchase 16,500 shares of Common Stock which are exercisable within 60 days.

(8) Mr. Seramur`s address is 260 Barefoot Beach, PH4, Bonita Springs, Florida 34134. Includes shares of Common Stock issuable upon exercise of options to purchase 4,500 shares of Common Stock which are exercisable within 60 days.

(9) Mr. Jansen's address is 6216 St. Albans Circle, Edina, Minnesota 55439. Includes shares of Common Stock issuable upon exercise of options to purchase 16,500 shares of Common Stock and warrants to purchase 3,000 shares of Common Stock which are exercisable within 60 days.

(10) Mr. Horn's address is 1408 Shannon, Green Bay, Wisconsin 54304. Includes shares of Common Stock issuable upon exercise of options to purchase 16,500 shares of Common Stock which are exercisable within 60 days.

(11) Mr. Spungin's address is 3041 Burgundy Drive N, Palm Beach Gardens, Florida 33410. Includes shares of Common Stock issuable upon exercise of options to purchase 4,500 shares of Common Stock which are exercisable within 60 days.

(12) Includes shares of Common Stock issuable upon exercise of options to purchase 82,500 shares of Common Stock which are exercisable within 60 days and shares of Common Stock issuable upon exercise of warrants to buy 225,777 shares of Common Stock which are exercisable within 60 days.

PROPOSAL NO. 1


                              ELECTION OF DIRECTORS

     The By-Laws of the Company currently provide that the Board of Directors shall consist of at least six (6) directors to be elected at the annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and qualified. The Board of Directors currently has eight
(8) members. The proxies solicited by and on behalf of the Board of Directors will be voted FOR the election of the eight nominees listed below, unless authority to do so is withheld as provided in the proxy. All nominees are currently members of the Company's Board of Directors. The proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason one or more of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), the persons named as proxies will vote for another candidate or candidates nominated by the Board of Directors, and discretionary authority to cause such votes is included in the proxy.

NOMINEES

     The Nominating Committee of the Board of Directors has nominated the following individuals for election, all of whom are currently directors:

     STEPHEN D. RUBIN, age 61, has served as a director and President of the Company since 1982. Mr. Rubin is responsible for the overall operations of the Company with an emphasis on production, finance and quality control. Previously, Mr. Rubin was the owner and chief operating officer of several other companies which included food, manufacturing and industrial companies. Mr. Rubin received a B.B.A. from the University of Wisconsin and a J.D. from the University of Wisconsin Law School.

     CLARK L. FELDMAN, age 66, has served as a director and Executive Vice President and Secretary of the Company since 1982. Mr. Feldman has an extensive background in strategic financial planning and marketing and is responsible for all sales personnel, including brokers. Mr. Feldman received a B.S. from Indiana University.

     MICHAEL HORN, age 64, has served as a director of the Company since April, 1983. For the past seven years, Mr. Horn, as the largest shareholder of Save More Foods Supermarkets and a significant shareholder of Performance Foods of Wisconsin, Inc., has acted in a management advisory role to both companies. Prior to that Mr. Horn was president of the Green Bay Division of Super Valu Stores, Inc., a national grocery food wholesaler and distributor. Mr. Horn is also a Vice President and a director on the Executive Committee of the Green Bay Packer Hall of Fame. Mr. Horn has a B.A in business from the University of Minnesota at Duluth.

     NEAL JANSEN, age 63, has served as a director of the Company since April, 1983. Mr. Jansen is a former CEO and Chairman of Farm Fresh Catfish Co. From 1990 to 1996, he served as President and CEO of Pies, Inc. and was a major shareholder until it was sold to Flowers Industries in 1991. Prior to 1986 he was President of Gordon Fleming and Associates, a food brokerage company in Minnesota, and a Senior Vice President of Red Owl Stores, Inc., a large Midwestern supermarket chain. Mr. Jansen received a B.A. from St. Norbert College and an M.B.A. from Michigan State University.

     STEVEN A. ROTHSTEIN, age 49, has served as a director of the Company since May 1, 1997. Mr. Rothstein has been Chairman of the Board of National Securities Corporation, a securities broker-dealer, since 1995. He has been Chairman of the Board of Olympic Cascade Financial Corp. since 1997. Mr. Rothstein currently is a director of SigmaTron International, Inc. and Gateway Data Science Corporation, both of which are publicly held companies. Mr. Rothstein received a B.A. from Brown University in Providence, Rhode Island.

     JEFFREY C. RUBENSTEIN, age 59, has been a Director of the Company since September, 1986. Since 1991, Mr. Rubenstein has been a senior principal in the law firm of Much Shelist Freed Denenberg Ament & Rubenstein, P.C., an Illinois professional corporation which is counsel to the Company. Mr. Rubenstein is a Director of Home Products International, Inc. and a number of privately held firms. Mr. Rubenstein received a B.A. from the University of Michigan, a J.D. from the University of Michigan Law School, and an L.L.M. from the John Marshall Law School.

     JOHN C. SERAMUR, age 58, has been a Director of the Company since May, 2000. Mr. Seramur is retired. From 1965-1997, he served as President and CEO of First Financial Corporation or one of its predecessor companies, which merged with Associated Banc Corp., a bank holding company. He is director and Vice Chairman of Associated Bank Corp. He also serves as a director of Northland Cranberries, Inc. Mr. Seramur received a B.S. in business administration from Marquette University.

     JOEL D. SPUNGIN, age 63, has been a Director of the Company since May, 2000. Since 1995, Mr. Spungin has been Managing Partner of DMS Enterprises, L.P., a consulting and management advisory partnership. From 1994 to 1999, he served as Chairman Emeritus, and from 1988 to 1995, Chairman and Chief Executive Officer, of United Stationers Inc. Mr. Spungin is a director of Home Products International, Inc. and AAR Corporation. Mr. Spungin received a B.S. in business administration from Roosevelt University.

COMMITTEES AND ATTENDANCE

     The Board of Directors met four times during the year ended December 31, 2000. Each of the directors attended at least 75% of the meetings of the Board of Directors and of each committee of the Board of Directors held, of which he was a member, during the last fiscal year. The Audit Committee, comprised of directors Neal Jansen, Jeffrey C. Rubenstein, and John Seramur, met three times during this period. The Audit Committee oversees the activities of the Company's independent auditors. The Audit Committee has adopted a written charter, a copy of which is attached to this Proxy Statement as Appendix A. All members of the Audit Committee are independent, as independence is defined in Section 121(A) of the American Stock Exchange listing standards. The Compensation Committee, comprised of all board members, met two times during this period. The Compensation Committee reviews and makes recommendations to the Board of Directors with regard to the salaries, incentive compensation and related benefits of corporate officers and other employees. The Nominating Committee, comprised of Mr. Rubin (Chairman) and Messrs. Feldman and Rubenstein met one time. Mr. Rubenstein is a non-employee director and Messrs. Feldman and Rubin are employee directors. The Nominating Committee makes recommendations to the Board of Directors concerning the size and composition of the Board of Directors, the qualifications of potential new directors and the formation of a slate of directors to stand for election at each Annual Meeting of Stockholders. The Nominating Committee will consider Board nominees recommended by stockholders.


COMPENSATION OF DIRECTORS

     Directors who are employees of the Company are not separately compensated for serving on the Board of Directors. Non-employee directors are paid a fee of $1,000 for each Board of Directors meeting, and $50 for each committee meeting attended in conjunction with each Board meeting, and $500 for each committee meeting attended separate from a Board meeting. During 2000 and 2001, each non-employee director was granted an option to purchase 5,000 and 2,500 shares respectively of Common Stock at an exercise price of $1.875 per share and $1.50 per share, respectively, the Fair Market Value (as defined in the Company's 1996 Stock Option Plan for Non-employee Directors) on the dates of grants. In addition, upon their election in May 2000 to the Board of Directors, Messrs. Seramur and Spungin were granted an option to purchase 2,000 shares of common stock each at an exercise price of $1.50 per share, the Fair Market Value on the date of the grants.

     The Company has previously established its 1996 Stock Option Plan for Non-Employee Directors pursuant to which stock options are granted to non-employee directors of the Company. Currently, the maximum number of shares of Common Stock that may be issued to such persons upon the exercise of options granted under the Plan is 175,000.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon the Company's review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2000 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, except that each of Sam Gorenstein (a 10% beneficial owner), Neal Jansen, Steven Rothstein, Michael Horn and Jeffrey Rubenstein, directors of the Company, and Jay Dembsky, the former Vice President and Chief Financial Officer, reported on a late Form 4 filed in 2000 options issued in 1998 and/or 1999 which had not been previously reported.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation awarded to the chief executive officer and each other executive officer of the Company serving at the end of fiscal year 2000 whose aggregate compensation for services in all capacities rendered during the year ended December 31, 2000 exceeded $100,000 (the "NAMED EXECUTIVE OFFICERS").


SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION
                                 -----------------------------------------------

                                                                  OTHER ANNUAL
NAME AND PRINCIPAL POSITION       YEAR     SALARY       BONUS    COMPENSATION(1)
------------------------------   ------   ---------   ---------  ---------------

Stephen D. Rubin                  2000    $228,600     $ 27,479        --
President and Director            1999    $227,092     $ 33,421        --
                                  1998    $197,071     $   --         $24,475

Clark L. Feldman                  2000    $228,600     $ 27,479        --
Executive Vice President,         1999    $227,092     $ 33,421        --
      Secretary and Director      1998    $197,070     $   --        $21,554

--------------------

(1) This column reflects perquisite compensation if such compensation exceeds the lesser of $50,000 or 10% of the Named Executive Officer's total salary and bonus. For the fiscal year ended December 31, 1998, Mr. Rubin's perquisites included $6,499 for automobile expenses and $12,023 for non-accountable expenses. For the fiscal year ended December 31, 1998, Mr. Feldman's perquisites included $6,128 for automobile expenses and $11,220 for club expenses.


EMPLOYMENT AGREEMENTS

     On March 23, 1999, the Company extended the employment agreements with both Mr. Stephen D. Rubin and Mr. Clark L. Feldman to January 15, 2001, which shall be automatically extended, unless terminated by the Company or the employee, for successive one year periods. On January 16, 1997, the

Company entered into three-year employment agreements with both Stephen D. Rubin and Clark L. Feldman (the "EMPLOYMENT AGREEMENTS"). The terms of the Employment Agreements are identical except for the capacities in which Mr. Rubin and Mr. Feldman are employed. Under the Employment Agreements, the Company agrees to employ Mr. Rubin as its President and Mr. Feldman as its Executive Vice President, each at a salary of $215,000 per year (adjusted for cost of living increases) plus certain additional perquisites, not to exceed $30,000 per year, including, among other things, a car payment allowance, reimbursement of country club or health club membership dues and expenses, the right to designate a charitable contribution to be paid by the Company and a non-accountable business expense allowance. The Employment Agreements also provide that Mr. Rubin and Mr. Feldman may receive an annual bonus based on Company and individual performance as determined by the Board of Directors and the Compensation Committee and a special bonus for any consulting work developed by Mr. Rubin or Mr. Feldman as determined by the Board of Directors. The Employment Agreements provide for termination of Mr. Rubin or Mr. Feldman (i) for "cause" as defined in the Employment Agreements, (ii) upon Mr. Rubin's or Mr. Feldman's death or "total disability," as defined in the Employment Agreements, or (iii) if Mr. Rubin or Mr. Feldman terminates his employment because of a breach of the Employment Agreements by the Company. The Employment Agreements contain provisions that restrict Mr. Rubin's and Mr. Feldman's ability to compete with the Company or solicit its employees or customers for a specified period following the termination of their employment.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the initial purchase of the Company from Dean Foods in 1982, the Company borrowed money at an interest rate of 10% per annum from certain officers, directors and Company stockholders, evidenced by ten-year unsecured promissory notes entered into in March, 1982 (the "ORIGINAL NOTES") in the following original principal amounts: (i) Stephen D. Rubin - $98,591; (ii) Clark
L. Feldman - $49,483; (iii) Sam Gorenstein - $20,894; (iv) David Gorenstein - $20,894; (v) James Rubin - $24,741; (vi) Edward Levine - $9,897; and (vii) Sachnoff Weaver & Rubenstein, Ltd. - $11,842. The principal amounts of all Original Notes remain outstanding except for the Original Note to Sachnoff Weaver & Rubenstein, Ltd. which has been repaid. The scheduled maturity of the Original Notes was extended for five years to February, 1997 by a resolution of the Board of Directors in February, 1992 and was extended an additional three years to February, 2000 by a resolution of the Board of Directors in September, 1996. The principal amounts of the Original Notes remain outstanding except for the following amounts which were partially repaid: (i) Clark L. Feldman - $7,104; (ii) Sam Gorenstein - $11,038; (iii) David Gorenstein - $11,038; and
(iv) Edward LeVine - $5,225. The Company borrowed additional amounts at an interest rate of 8% per annum, evidenced by promissory notes dated February 1, 1993 (the "1993 NOTES") in the following original principal amounts: (i) Stephen
D. Rubin - $52,500; (ii) Clark L. Feldman - $26,250; (iii) Sam Gorenstein - $11,037; (iv) David Gorenstein - $11,037; (v) Edward Levine - $5,225; (vi) Jeffrey C. Rubenstein - $3,750; (vii) Arnold Pagniucci - $460; and (viii) Philip Wong - $200. The principal amounts of the 1993 Notes remain outstanding except the 1993 Notes to Mr. Pagniucci and Mr. Wong which have been repaid and the 1993 Note to Mr. Feldman which was partially repaid and has a remaining balance of $7,104. Interest on the Original Notes and the 1993 Notes is currently being paid by the Company.

     In 2000, all outstanding balances referenced above were repaid.

     Mr. Jeffrey C. Rubenstein, a director of the Company, is a senior principal with the law firm of Much Shelist Freed Denenberg Ament & Rubenstein P.C. which is the Company's general counsel.

     Except as described above, the Company is not a party to any other material transactions of the type required to be described herein.

                             AUDIT COMMITTEE REPORT

     The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of

1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

     The Audit Committee of the Board of Directors has:

          - Reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2000;

          - Discussed with BDO Seidman, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

          - Received and reviewed the written disclosures and the letter from BDO Seidman required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with BDO Seidman its independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                   Neal Jansen
                              Jeffrey C. Rubenstein
                                  John Seramur

     Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $64,500.

     All Other Fees. The aggregate fees billed for services rendered by BDO Seidman, other than services covered under "Audit Fees", for the fiscal year ended December 31, 2000 were $7,500.

     The Audit Committee believes that the provision of the services covered under "All Other Fees" above is compatible with maintaining the independence of BDO Seidman.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-KSB, for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, is available without charge to any stockholder upon written request to Clifford Bolen, Investor Relations, Vita Food Products, Inc., 2222 West Lake Street, Chicago, Illinois 60612. Copies of exhibits filed with the Form 10-KSB will be furnished, if requested, upon payment of the Company's reasonable expenses in furnishing those materials.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's 2002 annual meeting of stockholders must be received by the Company not later than December 13, 2001, at the Company's principal executive offices at 2222 West Lake Street, Chicago, Illinois 60612. With respect to the Meeting, proxies appointed by management will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend when a stockholder raises any proposal which is not included in these proxy materials for consideration at the Meeting if the Company did not receive proper notice of such proposal at its principal executive offices by February 28, 2001. Proxies appointed by management will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend at the Company's annual meeting of stockholders to be held in 2002 if a stockholder raises any proposal which is not included in the proxy materials for such meeting and the Company does not receive proper notice of such proposal at its principal executive offices by February 26, 2002.

                             INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed BDO Seidman, LLP to act as independent public accountants for the Company for 2001. Representatives of BDO Seidman will be present at the Meeting, will have the opportunity to make a statement, if they so desire, and will be available to respond to stockholders' questions.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

                                       For the Board of Directors,


                                       -------------------------------------
                                       Stephen D. Rubin
                                       Chairman of the Board

Chicago, Illinois
April 3, 2001

                                      A - 5
                                   APPENDIX A

                                   CHARTER OF
                           VITA FOOD PRODUCTS, INC.'S
                                 AUDIT COMMITTEE






MISSION STATEMENT


The Audit Committee ("Committee") will assist the board of directors of Vita Food Products, Inc. (the "Company") in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the Company's Code of Conduct. In performing its duties, the Committee will maintain effective working relationships with the Company's board of directors, management, and the external independent public accountant auditors ("External Auditors") and internal auditors, if any. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations and risks.



I.   ORGANIZATION


     A. The Committee shall consist of three (3) or more members to be selected by the Company's board of directors.

     B. All of the members shall be "independent directors" or qualify under the exceptions thereto, as such are described by the American Stock Exchange ("AMEX") rule making, as amended from time to time. The board of directors shall certify and appoint one (1) member who possesses the requisite financial sophistication to be Chairman of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheets, income statements and cash flow statements.

     C. The Committee shall meet not less frequently than: a meeting prior to the initiation of the audit of the Company's fiscal year statements; a meeting following the Company's independent auditors' preparation of the Company's fiscal year financial statements; and meetings at such other times as deemed necessary for either the Company's board of directors or the Chairman of the Committee.

II.  ROLES AND RESPONSIBILITIES


     A.   Internal Control:

          1. The Committee shall evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

          2. Focus on the extent to which External Auditors and internal auditors, if any, shall review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

          3. Gain an understanding of whether internal control recommendations made by either any internal auditors or External Auditors have been implemented by the management; and

          4. Ensure that the External Auditors keep the Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

     B.   FINANCIAL REPORTING

          1.   General Responsibilities of the Committee:

               a) Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

               b) Inquire of management, External Auditors and internal auditors, if any, about significant risks and exposures and the plans to minimize such risks.

          2. Annual Financial Statements, with respect thereto, the Committee shall:

               a) Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;

               b) Review complex and/or unusual transactions such as restructuring charges and derivative disclosures;

               c) Consider issues with respect to judgmental areas such as those involving valuation of assets and liabilities, including the accounting for and disclosure of obsolete or slow-moving inventory; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

               d) Meet with management and the External Auditors to review the financial statements and the results of the audit;

               e) Review management's handling of proposed audit adjustments identified by the External Auditors and the resolution thereof;

               f) Review the MD&A and other sections of the Company's annual report before its release to determine if the information is adequate and consistent with members' knowledge about the Company and its operations; and

               g) Ensure that the External Auditors communicate certain required matters to the Committee.

     C. Interim Financial Statements, with respect thereto, the Committee shall:

          1. Determine how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent and the time at which the External Auditors review quarterly financial information;

          2. As a whole, or the Chairman alone, shall meet with management and, if a pre-issuance review was completed, with the External Auditors, either telephonically or in person, to review the interim financial statements and the results of the review;

          3. Seek to determine the fairness of the interim statements and disclosures, obtaining explanations from management, the External Auditors and the internal auditors, if any, with respect to:

               a) Circumstances where the actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

               b) Any changes in financial ratios and relationships in the interim financial statements which are not consistent with changes in the Company's operations and financing practices;

               c) Ensuring that the Company's compliance with generally accepted accounting principles have been consistently applied;

               d) Any actual or proposed changes in accounting or financial reporting practices;

               e)   Any significant or unusual events or transactions;

               f) Confirming that the Company's financial and operating controls are functioning effectively;

               g) Confirming that the Company has complied with the terms of loan agreements or security indentures; and

               h) Confirming that the interim financial statements contain adequate and appropriate disclosures.

          4. Ensure that the External Auditors communicate certain required matters to the Committee.

     D. Compliance with Laws and Regulations, with respect thereto, the Committee shall:

          1. Review the effectiveness of the Company's system for monitoring compliance with laws and regulations and the results of management's investigation and action (including disciplinary action) on any fraudulent acts or accounting irregularities;

          2. Periodically obtain updates from management, general counsel, and the chief financial officer regarding compliance;

          3. Make reasonable inquiry to determine that all regulatory compliance matters have been considered in the preparation of the financial statements; and

          4. Review the findings of any examinations by regulatory agencies, including the AMEX and the Securities and Exchange Commission.

     E. Compliance with the Company's Code of Conduct, with respect thereto, the Committee shall:

          1. Ensure that the Company's Code of Conduct is disseminated to all employees, including at the initiation of employment of all new employees.

          2. Evaluate whether management is properly communicating the importance of the Code of Conduct and the guidelines for acceptable business practices;

          3. Review the Company's monitoring for compliance with the Code of Conduct; and

          4. Periodically obtain updates from management and general counsel regarding compliance.

     F.   Internal Audit, with respect thereto, the Committee shall:

          1. Review the activities and organizational structure of the Company's internal audit function;

          2. Review the qualifications of the internal audit function and concur in the appointment, replacement, reassignment, or dismissal of the senior person responsible for any internal audit; and

          3. Review the effectiveness of the Company's internal audit function.

     G.   External Audit, with respect thereto, the Committee shall:

          1. Prior to the commencement of the fiscal year audit, review the External Auditors' proposed audit scope and approach;

          2. Review the performance of the External Auditors and recommend to the board of directors the appointment or discharge of the External Auditors; and

          3. Review and confirm the independence of the External Auditors by reviewing the nonaudit services provided and the External Auditors' assertion of their independence in accordance with professional standards.

     H.   The Committee shall perform the following additional responsibilities:

          1. Meet with the External Auditors, chief financial officer, and management in separate executive sessions to discuss any matters that the Committee or these parties believe should be discussed privately;

          2. Ensure that significant findings and recommendations made by the External Auditors, and then by the internal auditors, if any, are received and discussed on a timely basis;

          3. Review, with the Company's outside counsel, any legal matters that could have a significant impact on the Company's financial statements;

          4. Review the policies and procedures in effect for considering officers' expenses and perquisites;

          5. Where determined by the board of directors, institute special investigations and, if appropriate, hire special counsel or experts to assist;

          6. Perform other oversight functions as requested by the board of directors; and

          7. Periodically review and update this Charter, which amendments shall require the approval of the board of directors.

III. REPORTING RESPONSIBILITIES


     A. The Committee shall report regularly to the board of directors about Committee activities, including but not limited to, quarterly and annual financial reporting, and make appropriate recommendations to the board of directors, management, the External Auditors and the internal auditors, if any.

                                   APPENDIX B

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                            VITA FOOD PRODUCTS, INC.

                                  MAY 16, 2001




                   Please mark your votes as in this example.

A [X] PLEASE MARK YOUR
      VOTE AS IN THIS
      EXAMPLE


                   FOR ALL                                     THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR
                   NOMINEES (except        WITHHELD                   THE ELECTION OF ALL NOMINEES.
                   as marked to the        FROM ALL
                   contrary below)         NOMINEES         NOMINEES:
                                                                 Stephen D. Rubin         *NOTE* IN THEIR DISCRETION THE PROXIES ARE
1.   ELECTION            [ ]                  [ ]                Clark L. Feldman         AUTHORIZED TO VOTE UPON SUCH OTHER
     OF                                                          Jeffrey C. Rubenstein    BUSINESS AS MAY PROPERLY COME BEFORE THE
     DIRECTORS.                                                  Neal Jansen              MEETING OR ANY ADJOURNMENT THEREOF.
(Instruction: To withhold authority to vote                      Steven A. Rothstein
for any nominee, write such nominee's name(s)                    John C. Seramur          PLEASE MARK, DATE, SIGN AND RETURN THIS
below.)                                                          Joel D. Spungin          PROXY CARD PROMPTLY IN THE ENCLOSED
                                                                                          ENVELOPE.
--------------------------------------------






Signature:              Date          Signature:               Date
         ---------------    ----------          ---------------    ---------
NOTE: Please sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian or trustee, please give your full title as such. If a corporation, please sign by president or other authorized officer and indicate title. If shares are registered in the names of joint tenants or trustees, each tenant or trustee is required to sign.

                            VITA FOOD PRODUCTS, INC.
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                   ANNUAL MEETING TO BE HELD ON MAY 16, 2001

         The undersigned hereby constitutes and appoints Stephen D. Rubin and Clark L. Feldman, and each of them, with full power to act with or without the other and with full power of substitution, his or her true and lawful agents and proxies to represent the undersigned at the Annual Meeting of Shareholders of Vita Food Products, Inc. (the "Company") to be held on May 16, 2001, at 9:00 A.M., and at any adjournments or postponements thereof, to vote all shares of the undersigned at such meeting as specified herein and, in their best judgment, on any other business that may properly come before such meeting. The undersigned acknowledges receipt of the Proxy Statement related to such Meeting.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE